Exhibit 10.1

THIRD AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

This THIRD AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT (this “Amendment”), dated as of June 24, 2011, is by and between Horizon Lines, Inc. (the “Parent”), a corporation duly organized and existing under the laws of the State of Delaware, and all of its subsidiaries and any successors thereto (collectively with the Parent, the “Company”) and the holder set forth on the signature page (the “Exchanging Holder”) to the Amendment (as hereinafter defined) of the 4.25% convertible senior notes due 2012 (the “Notes”) issued under the Indenture, dated as of August 8, 2007 (as amended, supplemented, or modified from time to time, the “Indenture”), by and between the Parent, as issuer, and The Bank of New York Trust Company, N.A., as Trustee, in the aggregate principal amount of $330,000,000.00. The Exchanging Holder, the Company, and each other person that becomes a party hereto in accordance with the terms hereof shall be referred to herein individually as a “Party” and, collectively, as the “Parties.” Capitalized terms not herein defined shall have the meanings set forth in the RSA (as defined below). References herein to percentage of Exchanging Holders refer to the principal amount of the Notes held by such Exchanging Holders.

RECITALS

WHEREAS, the Company and the Exchanging Holder are parties to that certain Restructuring Support Agreement, dated as of June 1, 2011, as amended by the First Amendment to Restructuring Support Agreement (the “First Amendment”), dated as of June 10, 2011 and the Second Amendment to Restructuring Support Agreement (the “Second Amendment” and together with the First Amendment, the “Previous Amendments”), dated as of June 17, 2011 (as so amended modified, or supplemented from time to time, the “RSA”); and

WHEREAS, the Parties have agreed to further amend the RSA in accordance with and subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:

1. Amendments to the RSA.

1.1 Section 3(b)(i) of the RSA is hereby amended by deleting the reference to “June 24, 2011” and inserting in lieu thereof the reference to “July 1, 2011.”

1.2 The last paragraph of Section 3 of the RSA is hereby amended by deleting the reference to “June 24, 2011” and inserting in lieu thereof the reference to “July 1, 2011.”

1.3 Section 4(b) of the RSA is hereby amended by deleting the reference to “June 24, 2011” and inserting in lieu thereof the reference to “July 1, 2011.”

1.4 Section 5.1(d) of the RSA is hereby amended by deleting the reference to “June 24, 2011” and inserting in lieu thereof the reference to “July 1, 2011.”

1.5 Section 5.2(b) of the RSA is hereby amended by deleting the reference to “June 24, 2011” and inserting in lieu thereof the reference to “July 1, 2011.”

2. Effectiveness. This Amendment will be effective and binding upon the Company and the undersigned Exchanging Holder as of the date (the “Amendment Effective Date”) on which: (i) the Company shall have executed and delivered counterpart signature pages of this Amendment to counsel to the Exchanging Holder and (ii) at least two-thirds of the Exchanging Holders shall have executed and delivered counterpart signature pages of this Amendment to counsel to the Company.

3. Representations and Warranties. Each Party hereby represents and warrants that as of the Amendment Effective Date, the representations and warranties contained in Section 8 of the RSA are true and current in all material respects on and as of Amendment Effective Date (and after giving pro forma effect to the Transactions) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

4. Effect Upon RSA. Except as specifically set forth herein, the RSA shall remain in full force and effect and is hereby ratified and confirmed. The Parties hereto specifically acknowledge and agree that the RSA, as hereby amended, is in full force and effect in accordance with its respective terms and has not been modified, except pursuant to the Previous Amendments and this Amendment. This Amendment shall be deemed to be Definitive Documentation for all purposes under and in connection with the RSA and the other Definitive Documentation and shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. All references to the “RSA” in the Definitive Documentation shall mean and refer to the RSA, as modified by this Amendment.

5. Counterparts. This Amendment may be executed in one or more counterparts, each of which, when so executed, shall constitute the same instrument and the counterparts may be delivered by facsimile transmission or by electronic mail in portable document format (.pdf).

6. Headings. The headings of the sections, paragraphs and subsections of this Amendment are inserted for convenience only and shall not affect the interpretation hereof.

7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to such state’s choice of law provisions which would require the application of the law of any other jurisdiction.

IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

HORIZON LINES, INC.

By:
Name:
Title:

HORIZON LINES HOLDING CORP.

By:
Name:
Title:

HORIZON LINES, LLC

By:
Name:
Title:

HORIZON LINES OF PUERTO RICO, INC.

By:
Name:
Title:

HAWAII STEVEDORES, INC.

By:
Name:
Title:

Signature Page to Third Amendment to Restructuring

Support Agreement

HORIZON LOGISTICS, LLC

By:
Name:
Title:

H-L DISTRIBUTION SERVICE, LLC

By:
Name:
Title:

HORIZON LINES OF ALASKA, LLC

By:
Name:
Title:

HORIZON LINES OF GUAM, LLC

By:
Name:
Title:

HORIZON LINES VESSELS, LLC

By:
Name:
Title:

Signature Page to Third Amendment to Restructuring

Support Agreement

SEA-LOGIX, LLC

By:
Name:
Title:

AERO LOGISTICS, LLC

By:
Name:
Title:

HORIZON SERVICES GROUP, LLC

By:
Name:
Title:

Signature Page to Third Amendment to Restructuring

Support Agreement

EXCHANGING HOLDER:

[INSERT NAME OF EXCHANGING HOLDER ]

By:

Name:

Title:

Signature Page to Third Amendment to Restructuring

Support Agreement